EXECUTION VERSION THIS ORIGINATOR ADDITION AMENDMENT (this “Amendment”) is entered into as of November 30, 2018, by and among: (i) REXNORD FUNDING LLC, as an Originator, and as the Buyer (“Rexnord Funding”); (ii) ZURN INDUSTRIES, LLC, as an Originator (“Zurn Industries”); (iii) ZURN PEX, INC., as an Originator (“Zurn Pex”); (iv) PRECISION GEAR LLC, as an Originator (“Precision Gear”); (v) CENTA CORPORATION, as an Originator (“Centa”) (vi) REXNORD INDUSTRIES, LLC, as the Servicer (“Rexnord Industries”); and (vii) WELLS FARGO BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as the sole Lender party to the Funding Agreement referenced below. Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the “Sale and Servicing Agreement” (as defined below). PRELIMINARY STATEMENTS A. Rexnord Funding, as an originator and as the buyer, Zurn Industries, as an originator, Zurn Pex, as an originator, Precision Gear, as an originator (Rexnord Funding, Zurn Industries Zurn Pex and Precision Gear collectively, the “Existing Originators”), and Rexnord Industries, as the servicer, are party to that certain Receivables Sale and Servicing Agreement, dated as of September 26, 2007 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Sale and Servicing Agreement”). B. Prior to the Termination Date, the Sale and Servicing Agreement may be amended in writing by the parties thereto with the written consent of the Administrative Agent under the Amended and Restated Receivables Funding and Administration Agreement, dated as of May 20, 2011 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Funding Agreement”). C. Centa (the “New Originator”) desires to become a party to the Sale and Servicing Agreement as an “Originator”. D. Each of the parties hereto desires to amend the Sale and Servicing Agreement on the terms and conditions set forth herein. SECTION 1. Joinder of New Originator to the Sale and Servicing Agreement. ACTIVE 236131981v.4

1.01 By its signature below, (a) the New Originator hereby agrees to become a party to the Sale and Servicing Agreement as an “Originator” thereunder, and to assume all of the obligations and liabilities of, and be bound by all of the terms, covenants, agreements and conditions with respect to, an Originator under the Sale and Servicing Agreement and the other Related Documents, and (b) Rexnord Funding, the Existing Originators, Rexnord Industries and the Administrative Agent consent thereto. 1.02 The New Originator represents and warrants that after giving effect to the Supplementary Schedules, each of the representations and warranties contained in Section 4.01 of the Sale and Servicing Agreement will be true and correct as to the New Originator as of the date specified therein. The “Effective Date” for the New Originator for the purposes of Article IV of the Sale and Servicing Agreement shall be the date hereof. SECTION 2. Amendments to the Sale and Servicing Agreement. 2.01 Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, each applicable schedule to the Sale and Servicing Agreement is hereby amended and restated in its entirety as set forth in the restated schedules (the “Restated Schedules”) to the Sale and Servicing Agreement attached hereto as Annex I. 2.02 Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, each applicable schedule to the Sale and Servicing Agreement is hereby amended to include the information set forth in the supplements (the “Supplementary Schedules”) to each of the schedules to the Sale and Servicing Agreement attached hereto as Annex II. SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received each of the documents in listed the Amendment Schedule of Documents attached hereto as Exhibit A. SECTION 4. Covenants, Representation and Warranties of Rexnord Funding, Zurn Industries, Zurn Pex, Precision Gear, Centa and Rexnord Industries. 4.01 Upon the effectiveness of this Amendment, each of Rexnord Funding, Zurn Industries, Zurn Pex, Precision Gear, Centa and Rexnord Industries hereby (i) reaffirms all covenants, representations and warranties made by it in the Sale and Servicing Agreement to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment. 4.02 Each of Rexnord Funding, Zurn Industries, Zurn Pex, Precision Gear, Centa and Rexnord Industries hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. SECTION 5. Ratification. The Sale and Servicing Agreement and each other Related Document to which any of the parties hereto is a party, in each case, as amended hereby, is hereby ratified, approved and confirmed in all respects. SECTION 6. Reference to and Effect on the Agreements. 2

6.01 Upon the effectiveness of this Amendment, (i) each reference in the Sale and Servicing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale and Servicing Agreement as amended hereby, and (ii) each reference to the Sale and Servicing Agreement in any document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended hereby. 6.02 Except as specifically amended above, the terms and conditions of the Sale and Servicing Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed. 6.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Agents under the Sale and Servicing Agreement, any Related Document, or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein. SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS (INCLUDING 735 ILCS SECTION 105/5-1 ET. SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS). SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective signatories as of the date first above written. REXNORD INDUSTRIES, LLC, as an Originator and as the Servicer By: ____________________________________ Name: David Pauli Title: Vice President and Controller ZURN INDUSTRIES, LLC, as an Originator By: ____________________________________ Name: David Pauli Title: Vice President and Controller ZURN PEX, INC., as an Originator By: ____________________________________ Name: David Pauli Title: Vice President and Controller PRECISION GEAR LLC, as an Originator By: ____________________________________ Name: David Pauli Title: Vice President and Controller CENTA CORPORATION, as an Originator By: ____________________________________ Name: Dan Klun Title: Vice President and Controller [signatures continue] Signature Page to Omnibus Amendment

REXNORD FUNDING LLC, as the Buyer and as an Originator By: ____________________________________ Name: David Pauli Title: Vice President and Controller WELLS FARGO BANK, N.A., as Administrative Agent and as the sole Lender party to the Funding Agreement By: ____________________________________ Name: Title: Signature Page to Omnibus Amendment

EXHIBIT A Amendment Schedule of Documents (Attached)

ANNEX I
RESTATED SCHEDULES

SCHEDULE 4.01(b)

JURISDICTION OF ORGANIZATION; EXECUTIVE OFFICES; COLLATERAL LOCATIONS; CORPORATE, LEGAL AND OTHER NAMES; IDENTIFICATION NUMBERS

Name of Entity	**Jurisdiction**	**Executive Office**	**Collateral Locations**
Rexnord Industries, LLC 39-1626766	Delaware	511 W. Freshwater Way Milwaukee, WI 53204	4701 W. Greenfield Ave. Milwaukee, WI 53214
Zurn Industries, LLC 25-1040754	Delaware	1801 Pittsburgh Avenue Erie, PA 16502	1801 Pittsburgh Avenue Erie, PA 16502
Zurn PEX, Inc. 75-1248298	Delaware	511 W. Freshwater Way Milwaukee, WI 53204	1801 Pittsburgh Avenue Erie, PA 16502
		116 Maple Street, Highway 11 Commerce, TX 75429 (for commercial docs)	
Precision Gear LLC 20-1344605	Delaware	1900 Midway Drive Twinsburg, OH 44087	1900 Midway Drive Twinsburg, OH 44087
Centa Corporation 36-4067896	Illinois	2570 Beverly Drive #128 Aurora, IL 60502-8588	2570 Beverly Drive #128 Aurora, IL 60502-8588

SCHEDULE 4.01(h) VENTURES, SUBSIDIARIES AND AFFILIATES Affiliates: Rexnord Funding LLC Directors: Patricia M. Whaley Howard Lederman Michelle Dreyer Officers: Todd Adams-President Mark Peterson-SVP, CFO & Treasurer Patricia M. Whaley-VP, General Counsel and Secretary David Pauli -VP and Controller Rexnord Industries, LLC Directors: Todd Adams Mark Peterson Patricia M. Whaley Officers: Todd Adams-President Mark Peterson-SVP, CFO & Treasurer Rodney Jackson-SVP-Corporate Development Patricia M. Whaley-VP, General Counsel and Secretary Howard Lederman-VP-Tax David Pauli -VP and Controller Robert G. Uecker Jr.-Assistant Secretary Zurn Industries, LLC Directors: Craig Wehr Mark Peterson Patricia M. Whaley Officers: Craig Wehr-President Patricia M. Whaley-VP, General Counsel and Secretary Rodney Jackson-SVP-Corporate Development

Chad Koenig-Vice President-Finance Howard Lederman-VP-Tax David Pauli -VP and Controller Robert G. Uecker Jr.-Assistant Secretary Zurn PEX, Inc. Director: Craig Wehr Officers: Craig Wehr-President Patricia M. Whaley-VP, General Counsel and Secretary Chad Koenig-Vice President-Finance Howard Lederman-VP-Tax David Pauli -VP and Controller Robert G. Uecker Jr.-Assistant Secretary Precision Gear LLC Directors: Patricia M. Whaley David Pauli Officers: Mark Peterson - SVP Patricia M. Whaley -VP, General Counsel and Secretary Howard Lederman - VP-Tax David Pauli - VP and Controller Robert G. Uecker Jr.-Assistant Secretary Centa Corporation Directors: Patricia M. Whaley Dan Klun Kevin Zaba Officers: Kevin Zaba - President Mark Peterson - SVP, CFO and Treasurer Patricia M. Whaley - VP, General Counsel and Secretary Howard Lederman - VP-Tax Dan Klun - VP and Controller Kurt Neiderpruem - VP Robert G. Uecker, Jr. - Assistant Secretary

SCHEDULE 4.01(t) DEPOSIT AND DISBURSEMENT ACCOUNTS Account Name Bank Name Address Phone Number Account Number Lockbox Number Rexnord Industries LLC JPMorgan Chase JPM Chase, 1 Chase Plaza, 888-434-3030 5115620 93944 Chicago, IL 60670 Zurn Industries, LLC The Bank of New Mellon Client Service 412-234-4172 0272241 14262 York Mellon Center, Attn: Document (formerly Mellon Control Group Manager, Bank, N.A.) 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001 Zurn Industries, LLC The Bank of New Mellon Client Service 412-234-4172 0272276 21584 York Mellon Center, Attn: Document (formerly Mellon Control Group Manager, Bank, N.A.) 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001 Zurn Pex, LLC The Bank of New Mellon Client Service 412-234-4172 0272284 14315 York Mellon Center, Attn: Document (formerly Mellon Control Group Manager, Bank, N.A.) 500 Ross St, Room 1380, Pittsburgh, PA 15262-0001

ANNEX II SUPPLEMENTARY SCHEDULES

SUPPLEMENT TO SCHEDULE 4.01(d) LITIGATION None.

SUPPLEMENT TO SCHEDULE 4.01(i) TAX MATTERS None.

SUPPLEMENT TO SCHEDULE 4.01(j) INTELLECTUAL PROPERTY None.

SUPPLEMENT TO SCHEDULE 4.01(m) ERISA Centa Corporation Pension Plans MidwestHR, LLC 401k and Profit Sharing Plan (to be merged into the Rexnord LLC Plan effective February 1, 2019)

SUPPLEMENT TO SCHEDULE 4.02(g) CORPORATE, LEGAL AND TRADE NAMES See Schedule 4.01(b)